LEGG MASON GLOBAL TRUST

                         Legg Mason Global Income Trust
                      Legg Mason International Equity Trust
                        Legg Mason Emerging Markets Trust

                   Supplement to the Primary Class Prospectus
                                dated May 1, 2005


Below are changes to the Legg Mason Global Trust Primary Class Prospectus that are being made to reflect a change in the redemption fee policy on shares of Legg Mason Emerging Markets Trust redeemed on or after August 1, 2005.


1. The shareholder fee table and accompanying footnotes on page 17 of the Prospectus are replaced in their entirety with the following:


                                Shareholder Fees*
                    (fees paid directly from your investment)

------------------------------------------------------------ -------------------
Emerging Markets Trust - Redemption Fee:                            2.00%
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International Equity Trust - Redemption Fee:                        2.00%
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*    Proceeds of shares redeemed or exchanged within 60 days of purchase will be subject to a 2% redemption fee. The fee is paid directly to the fund and not to the fund's manager or distributor.


2. The section entitled "How to Redeem Your Shares--Emerging Markets Trust and International Equity Trust Redemption Fee" on page 28 of the Prospectus is replaced in its entirety with the following:

These funds are intended for long-term investors. Short-term "market timers" who engage in frequent purchases and redemptions affect the funds' investment planning and create additional transaction and other costs. For this reason, the funds impose a 2% redemption fee on all redemptions, including exchanges, of fund shares redeemed or exchanged within 60 days of the date of their purchase. The fee will be paid directly to the funds to help offset the costs imposed on them by short-term trading in foreign and emerging markets.

The funds will use the "first-in, first-out" method to determine the holding period of shares -- that is, the funds will assume that the oldest shares are redeemed first. The fee will not apply to any shares purchased through reinvestment of dividends or other distributions, to systematic plan transactions, or to shares held in retirement plans, however, it will apply to shares held in IRAs (including IRA-based plans).



                     This supplement is dated July 18, 2005.

You should retain this supplement with your prospectus for future reference.